Supplement to the
Fidelity® Equity-Income Fund
March 31, 2006
Prospectus

Shareholder Meeting. On or about September 20, 2006, a meeting of the shareholders of Fidelity® Equity-Income Fund will be held to elect the Board of Trustees. Shareholders of record on July 24, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

EQU-06-01 July 24, 2006
1.712069.108

Supplement to the
Fidelity® Real Estate Investment Portfolio
September 29, 2005
Prospectus

Shareholder Meeting. On or about September 20, 2006, a meeting of the shareholders of Fidelity® Real Estate Investment Portfolio will be held to elect the Board of Trustees. Shareholders of record on July 24, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

The following information replaces the similar information regarding redemption fees in the "Buying and Selling Shares" section under the "Selling Shares" heading beginning on page 15.

If you sell your shares after holding them less than 90 days, a 0.75% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: redemptions of shares acquired by reinvesting dividends and distributions; rollovers, transfers, and changes of account registration within the fund, or transfers between classes of a multiple class fund, if applicable, as long as the money never leaves the fund; and redemptions in kind.

Effective December 31, 2005, the fund also permits waivers of the short-term redemption fee for the following transactions, if applicable:

(Note: if you transact directly with Fidelity, the following transactions will not be exempt from redemption fees until the necessary modifications are made to Fidelity's recordkeeping systems. These modifications are targeted to be completed before May 31, 2006.)

  Redemptions due to Fidelity fund small balance maintenance fees;
  Redemptions related to death, or due to a divorce decree;
  Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and
  Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

REA-06-01 July 24, 2006
1.734044.108

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers, including Strategic Advisers, Inc., an affiliate of FMR, that manage accounts that invest in the fund may pay short-term redemption fees on behalf of their investors. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Supplement to the
Fidelity® Tax-Free Bond Fund (formerly Spartan® Tax-Free Bond Fund)
March 31, 2006
Prospectus

Shareholder Meeting. On or about September 20, 2006, a meeting of the shareholders of Fidelity® Tax-Free Bond Fund will be held to elect the Board of Trustees. Shareholders of record on July 24, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

SFB-06-01 July 24, 2006
1.759463.108

Supplement to the
Fidelity® Utilities Fund
March 31, 2006
Prospectus

Shareholder Meeting. On or about September 20, 2006, a meeting of the shareholders of Fidelity® Utilities Fund will be held to elect the Board of Trustees. Shareholders of record on July 24, 2006 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

UIF-06-01 July 24, 2006
1.733971.111